UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2026, Thompson S. Baker II, President of Vulcan Materials Company (the “Company”), notified the Company that he will retire from such position effective July 15, 2026.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2026, the Company held its annual meeting of shareholders (the “Annual Meeting”). There were 130,462,251 shares of common stock eligible to be voted at the Annual Meeting, and 119,028,883 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2026, were approved by the Company’s shareholders at the Annual Meeting. The final voting results are presented below.

Proposal 1: Election of Directors

Each of the individuals named below was elected to a three-year term expiring in 2029:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Melissa H. Anderson	111,842,430	949,255	44,283	6,192,915
O. B. Grayson Hall, Jr.	108,908,845	3,882,105	45,018	6,192,915
James T. Prokopanko	104,648,897	8,142,333	44,738	6,192,915
Ronnie A. Pruitt	112,188,291	603,165	44,512	6,192,915
George A. Willis	111,112,885	1,677,693	45,390	6,192,915

Proposal 2: Advisory Vote on Compensation of the Company’s Named Executive Officers (Say on Pay)

The advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
108,975,317	3,698,724	161,927	6,192,915

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 was ratified with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
113,884,236	5,106,545	38,102	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: May 11, 2026	By:	/s/ Jerry F. Perkins Jr.
	Name:	Jerry F. Perkins Jr.
	Title:	Chief Administrative Officer